UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2012

OPENTABLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34357	94-3374049
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

799 Market Street, 4th Floor, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 344-4200

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(b)           OpenTable, Inc. (the “Company”) previously announced that Michelle Peluso would not stand for re-election at the Company’s 2012 annual meeting of stockholders (the “Annual Meeting”) and therefore would cease to serve as a director of the Company effective on the Annual Meeting.  On June 8, 2012, OpenTable, Inc. (the “Company”) notified The NASDAQ Stock Market LLC (“NASDAQ”) that as a result of Mrs. Peluso ceasing to be a director of the Company as of June 7, 2012, the Company’s Audit Committee of the Board of Directors (the “Audit Committee”) was no longer comprised of at least three independent directors, as required for continued listing by NASDAQ Listing Rule 5605.

In accordance with NASDAQ Listing Rule 5605(c)(4), the Company has until the earlier of the Company’s next annual meeting of stockholders or June 7, 2013 to regain compliance with the NASDAQ Listing Rules.

The Company’s Board of Directors intends to identify candidates to replace Mrs. Peluso and appoint a new director who satisfies the independence requirements of the NASDAQ Listing Rules prior to the expiration of the applicable cure period.

(c)           On June 12, 2012, the Company received written notification (the “Notice”) from NASDAQ that, as a result of Mrs. Peluso not standing for re-election at the Annual Meeting, the Company no longer complies with NASDAQ’s audit committee requirements as set forth in NASDAQ Listing Rule 5605.  The Notice confirms that, pursuant to NASDAQ Listing Rule 5605(c)(4), NASDAQ will provide the Company with a cure period until the earlier of the Company’s next annual meeting of stockholders or June 7, 2013 in order to regain compliance, or, if the next annual meeting is held before December 4, 2012, until December 4, 2012.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

(a)           On June 7, 2012, the Company held its Annual Meeting.

(b)           At the Annual Meeting, stockholders voted on the following three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2012 (the “Proxy Statement”).

Proposal 1.  The election of the two nominees listed below to serve until the 2015 annual meeting of stockholders or until their successors are elected.

	For	Withheld	Broker Non-Votes
A. George “Skip” Battle	16,057,029	1,469,634	2,478,403
Paul Pressler	17,040,845	485,818	2,478,403

Proposal 2.  The ratification of the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2012.

For	Against	Abstain
19,973,548	21,411	10,107

Proposal 3.  The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
16,651,770	600,734	274,159	2,478,403

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2012	OPENTABLE, INC.

	By:	/s/ I. Duncan Robertson
I. Duncan Robertson
Chief Financial Officer

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